UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/22

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Select Managers Small Cap Growth Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Select Managers Small Cap Growth Fund

SEMI-ANNUAL REPORT November 30, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2022, through November 30, 2022, as provided by portfolio allocation manager, Elena Goncharova.

Market and Fund Performance Overview

For the six-month period ended November 30, 2022, BNY Mellon Select Managers Small Cap Growth Fund’s (the “fund”) Class A, Class C, Class I and Class Y shares at NAV produced total returns of −.55%, −.96%, −.47% and −.38%, respectively.1 In comparison, the Russell 2000® Growth Index (the “Index”), the fund’s benchmark, returned 4.64% for the same period.2

Small-cap growth stocks lost ground over the reporting period as markets responded to high inflation and rising interest rates. The fund lagged the Index due to both unfavorable asset allocation and stock selection decisions.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of small-cap companies. The fund’s portfolio is constructed to have a growth tilt.

The fund uses a “multi-manager” approach by selecting various sub-advisers to manage its assets. We may hire, terminate or replace sub-advisers and modify material terms and conditions of sub-advisory arrangements without shareholder approval.

The fund’s assets are currently allocated to six sub-advisers, each acting independently and using its own methodology to select portfolio investments. At the end of the reporting period, 13% of the fund’s assets were under the management of Redwood Investments, LLC, which employs a blend of quantitative and qualitative research to build growth and core equity portfolios; approximately 24% of the fund’s assets were under the management of Geneva Capital Management, LLC, which employs bottom-up fundamental analysis supplemented by top-down considerations to identify companies with a consistent, sustainable record of growth; approximately 10% of the fund’s assets were under the management of Nicholas Investment Partners, L.P., which uses a bottom-up approach to security selection, combining rigorous fundamental analysis with the discipline and objectivity of quantitative analytics; EAM Investors, LLC, which managed 19% of the fund’s assets, chooses investments through bottom-up fundamental analysis using a blend of a quantitative discovery process and a qualitative analysis process; approximately 15% of the fund’s assets were managed by Granite Investment Partners, LLC, which seeks attractively valued, small-cap companies with catalysts for growth; and 19% of the fund’s assets were managed by Rice Hall James & Associates LLC, which seeks growing companies with high earnings growth, high or improving returns on invested capital and sustainable competitive advantages. The percentages of the fund’s assets allocated to the various sub-advisers can change over time, within ranges described in the prospectus.

Inflation, Monetary Tightening and Concerns about Growth Weigh on Markets

The reporting period was defined by an ongoing shift in investor sentiment from positive to negative. This was precipitated earlier in the year by an increase in high inflation, which resulted in dramatically tightening monetary policy from the Federal Reserve (the “Fed”). Geopolitical events, including the Russia-Ukraine War, added to the transition in the market’s mood.

Inflation largely remained high around the world, worrying consumers and investors alike. In response to this persistent pricing pressure, the Fed continued on track with monetary tightening, raising interest rates and reducing its balance sheet.

As 2022 progressed, inflation data and central bank monetary tightening policies dominated the market narrative. Slower growth prospects, supply-chain concerns and expectations that interest rates would be higher for a longer period negatively impacted stock valuations. Across Europe, a broad monetary tightening effort by the Bank of England and the European Central Bank was implemented. In the EU, high inflation readings dampened the growth outlook, while soaring energy prices became a focus for European policymakers.

In contrast to monetary normalization and reopening trends worldwide, China continued to implement more accommodative monetary policies to address lackluster economic growth stemming from a weak macroeconomic environment and strict COVID-19 lockdown policies.

Political leadership in the world’s leading economies also dominated headlines and drove market sentiment. In the UK, Rishi Sunak calmed capital markets after taking over as the new prime minister after a short stint by Liz Truss, who took over for Boris Johnson. In Italy, Giorgia Meloni took the helm of prime minister, while the country continued to struggle economically. In China, Xi Jinping secured an unprecedented third term as president, rattling markets as his Zero-COVID-19 policies and technology sector crackdowns could go unchecked, given his consolidation of power.

As the reporting period progressed, markets responded in rollercoaster fashion to tightening monetary policy, mixed economic data and geopolitical uncertainties. Midway through the year, the market appeared to reach a bottom and begin to rebound before descending again late in the period.

Asset Allocation and Security Selection Hindered Returns

The fund’s relative performance versus the Index was mainly the result of favorable asset allocation and stock selections by the fund’s underlying portfolio managers. Positioning in the health care and industrial sectors were the primary drivers of relative performance. In the Index, defensive sectors, including health care and consumer staples, performed best. As a result, our large underweight to the health care sector hurt performance. Stock selections in this sector also detracted. An underweight to the consumer staples sector produced a drag on performance as well. In the industrial sector, stock selection was the primary hindrance. In this sector, the aerospace and defense industry performed well, but our selections lagged. Selections in the electrical components industry also harmed relative returns.

On a more positive note, the fund’s stock selections, especially in the information technology sector, were beneficial. Although our overweight to this sector detracted, our selections in this sector outweighed this underperformance. Positions in the software industry in particular produced beneficial returns. For example, shares of Agilysys, a maker of point-of-sale, property management and travel-related software added to performance. Our position in FICO (formerly Fair Isaac and Company), which offers data analytics related to consumer credit scoring, was also advantageous.

Volatility Likely to Ease, but Recession Odds Are High

Volatility is likely to remain over the near term, given a number of uncertainties on the horizon. These include the prospect of a recession, or at least a slowdown, as well as ongoing geopolitical factors. The uncertain trajectory of the war in Ukraine continues to affect the outlook for oil supplies and prices, and, as of this date, the direction of China’s Zero-COVID policy and its effect on the global economy are also unclear.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Nevertheless, we believe the Fed is nearing the end of its tightening phase, and this is likely to reduce the volatility seen in the market in 2022. In the coming months, volatility is more likely to stem from weakening economic growth than from central bank policy. Worldwide, a broad consensus among central banks in developed markets on the need to raise policy rates may dissolve if an economic slowdown materializes.

Factors supporting the market in the near term include an easing of inflation and a buoyant job market. Any additional good news that occurs is likely to further support market performance in the near term.

December 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through September 30, 2023, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

Multi-manager risk means each sub-adviser makes investment decisions independently, and it is possible that the investment styles of the sub-advisers may not complement one another. Consequently, the fund’s exposure to a given stock, industry or investment style could be greater or smaller than if the fund had a single adviser.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Select Managers Small Cap Growth Fund from June 1, 2022 to November 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.50	$10.23	$5.25	$4.90
Ending value (after expenses)	$994.50	$990.40	$995.30	$996.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.58	$10.35	$5.32	$4.96
Ending value (after expenses)	$1,018.55	$1,014.79	$1,019.80	$1,020.16
†

Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.05% for Class I and .98% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.1%
Automobiles & Components - 2.5%
Dorman Products Inc.	10,937	[a]	980,393
Fox Factory Holding Corp.	30,078	[a]	3,191,276
LCI Industries	12,422	[b]	1,228,039
Modine Manufacturing Co.	20,653	[a]	437,224
Visteon Corp.	9,390	[a]	1,378,452
XPEL Inc.	4,243	[a,b]	290,858
			7,506,242
Banks - 4.0%
Axos Financial Inc.	74,473	[a]	2,987,112
Bank OZK	19,010		877,311
Cullen/Frost Bankers Inc.	2,780		403,295
CVB Financial Corp.	13,590		389,761
Eastern Bankshares Inc.	35,373		693,664
Enterprise Financial Services Corp.	7,644		400,087
F.N.B. Corp.	29,594		417,275
Federal Agricultural Mortgage Corp., Cl. C	4,826		607,352
First Financial Bankshares Inc.	15,305		565,520
Heritage Commerce Corp.	57,089		811,235
National Bank Holdings Corp., Cl. A	17,563		816,855
NBT Bancorp Inc.	8,660		399,746
Pacific Premier Bancorp Inc.	21,696		801,667
Texas Capital Bancshares Inc.	11,990	[a]	719,280
United Bankshares Inc.	10,193		437,178
Wintrust Financial Corp.	9,365		856,242
			12,183,580
Capital Goods - 12.0%
AAON Inc.	20,348		1,612,782
AeroVironment Inc.	9,698	[a]	892,119
Alamo Group Inc.	6,140		924,070
Albany International Corp., Cl. A	6,516		660,527
Ameresco Inc., Cl. A	6,010	[a,b]	393,775
Applied Industrial Technologies Inc.	4,533		600,577
Arcosa Inc.	9,642		589,126
Armstrong World Industries Inc.	13,648		1,042,844
Array Technologies Inc.	14,693	[a]	307,671
Barnes Group Inc.	12,256		521,983
Chart Industries Inc.	11,902	[a,b]	1,701,868
Comfort Systems USA Inc.	4,851		614,913
Construction Partners Inc., Cl. A	45,569	[a]	1,303,273
Curtiss-Wright Corp.	2,543		449,221

Description	Shares		Value ($)
Common Stocks - 96.1% (continued)
Capital Goods - 12.0% (continued)
Donaldson Co.	13,426		817,912
Dycom Industries Inc.	7,288	[a]	664,228
EMCOR Group Inc.	4,213		652,594
Energy Recovery Inc.	8,572	[a]	198,699
EnPro Industries Inc.	3,639		432,313
ESCO Technologies Inc.	16,171		1,520,236
Evoqua Water Technologies Corp.	32,533	[a]	1,414,860
Federal Signal Corp.	9,836		477,931
Fluor Corp.	37,756	[a]	1,268,979
Griffon Corp.	14,647		517,186
Hudson Technologies Inc.	34,102	[a]	385,012
Kornit Digital Ltd.	10,777	[a]	276,322
Kratos Defense & Security Solutions Inc.	38,784	[a]	369,224
Masonite International Corp.	23,505	[a]	1,769,221
MSC Industrial Direct Co., Cl. A	3,302		283,411
NOW Inc.	35,160	[a]	438,797
NV5 Global Inc.	7,192	[a]	1,039,316
Parsons Corp.	8,862	[a]	438,669
PGT Innovations Inc.	32,402	[a]	641,236
RBC Bearings Inc.	13,021	[a]	3,085,587
Regal Rexnord Corp.	4,533		594,322
Rush Enterprises Inc., Cl. A	18,296		942,793
Shoals Technologies Group Inc., Cl. A	15,033	[a]	435,506
SiteOne Landscape Supply Inc.	9,454	[a]	1,186,761
SPX Technologies Inc.	6,009	[a]	402,002
Standex International Corp.	1,593		167,345
Sterling Infrastructure Inc.	12,852	[a]	420,903
Symbotic Inc.	20,916	[a,b]	231,122
The AZEK Company	35,253	[a]	681,793
Titan Machinery Inc.	5,242	[a]	230,805
Trex Co.	21,597	[a]	991,086
Valmont Industries Inc.	1,616		547,275
WillScot Mobile Mini Holdings Corp.	37,381	[a]	1,802,138
			36,940,333
Commercial & Professional Services - 4.2%
CACI International Inc., Cl. A	3,517	[a]	1,098,359
Casella Waste Systems Inc., Cl. A	15,668	[a]	1,348,859
CBIZ Inc.	35,378	[a]	1,756,518
Clean Harbors Inc.	6,370	[a]	764,400
Exponent Inc.	25,604		2,647,710
Franklin Covey Co.	10,012	[a]	520,223
FTI Consulting Inc.	4,160	[a]	718,931
Heritage-Crystal Clean Inc.	3,008	[a]	95,053

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.1% (continued)
Commercial & Professional Services - 4.2% (continued)
Huron Consulting Group Inc.	7,585	[a]	590,568
IAA Inc.	22,280	[a]	832,604
ICF International Inc.	5,579		604,596
Montrose Environmental Group Inc.	16,941	[a]	781,997
The Brink's Company	15,025		897,744
Willdan Group Inc.	17,502	[a,b]	306,985
			12,964,547
Consumer Durables & Apparel - .9%
Crocs Inc.	6,257	[a]	631,957
Deckers Outdoor Corp.	1,128	[a]	449,937
Skyline Champion Corp.	15,861	[a]	824,613
Taylor Morrison Home Corp.	9,515	[a]	289,161
Topgolf Callaway Brands Corp.	28,921	[a]	605,895
			2,801,563
Consumer Services - 4.1%
ADT Inc.	55,489		518,267
Bowlero Corp.	21,934	[a,b]	306,199
Boyd Gaming Corp.	12,279		753,071
Bright Horizons Family Solutions Inc.	10,944	[a]	812,045
Century Casinos Inc.	52,893	[a]	395,111
European Wax Center Inc., Cl. A	30,549	[a]	442,960
Hilton Grand Vacations Inc.	20,875	[a]	918,917
Jack in the Box Inc.	7,049	[b]	509,643
Kura Sushi USA Inc., Cl. A	4,424	[a]	290,657
Strategic Education Inc.	2,660		217,588
Stride Inc.	58,820	[a]	2,082,816
Sweetgreen Inc., Cl. A	16,982	[a,b]	243,352
Target Hospitality Corp.	27,182	[a]	393,052
Texas Roadhouse Inc.	31,021		3,081,005
Vail Resorts Inc.	3,956		1,018,828
Wingstop Inc.	4,361		721,789
			12,705,300
Diversified Financials - 1.6%
Donnelley Financial Solutions Inc.	49,251	[a]	1,880,403
FirstCash Holdings Inc.	6,189		580,900
Hercules Capital Inc.	30,159	[b]	427,051
Interactive Brokers Group Inc., Cl. A	5,497		441,409
Moelis & Co., Cl. A	6,585		284,604
PJT Partners Inc., Cl. A	11,344		873,601
StoneX Group Inc.	5,122	[a]	519,729
			5,007,697
Energy - 5.1%
Cactus Inc., Cl. A	13,478		733,068

Description	Shares		Value ($)
Common Stocks - 96.1% (continued)
Energy - 5.1% (continued)
ChampionX Corp.	37,239		1,148,451
Chesapeake Energy Corp.	12,202	[b]	1,262,906
Comstock Resources Inc.	16,812		308,500
DHT Holdings Inc.	36,912		373,919
Earthstone Energy Inc., Cl. A	47,670	[a]	755,093
Enviva Inc.	4,723	[b]	268,030
Helix Energy Solutions Group Inc.	65,220	[a]	416,104
Helmerich & Payne Inc.	31,125		1,589,865
HF Sinclair Corp.	6,125		381,832
International Seaways Inc.	8,577	[b]	369,497
Matador Resources Co.	17,935		1,190,166
Murphy Oil Corp.	11,206		528,923
Noble Corp. PLC	25,468	[a]	945,627
Northern Oil & Gas Inc.	13,396		487,480
NOV Inc.	20,449		459,285
Par Pacific Holdings Inc.	18,624	[a]	436,360
PBF Energy Inc., Cl. A	10,025		398,694
Permian Resources Corp.	42,948		436,352
Ranger Oil Corp., Cl. A	21,959		956,754
Scorpio Tankers Inc.	8,952		456,731
TechnipFMC PLC	76,309	[a]	946,232
Teekay Tankers Ltd., Cl. A	12,277	[a]	414,226
Tidewater Inc.	14,088	[a]	428,275
			15,692,370
Food & Staples Retailing - 1.2%
BJ's Wholesale Club Holdings Inc.	24,135	[a]	1,815,918
Grocery Outlet Holding Corp.	4,730	[a]	143,177
Performance Food Group Co.	27,725	[a]	1,690,670
			3,649,765
Food, Beverage & Tobacco - 2.9%
Celsius Holdings Inc.	10,110	[a]	1,125,647
Freshpet Inc.	38,062	[a]	2,550,915
Hostess Brands Inc.	16,114	[a]	425,410
J&J Snack Foods Corp.	7,972		1,307,567
MGP Ingredients Inc.	21,236		2,655,774
Post Holdings Inc.	3,191	[a]	298,709
TreeHouse Foods Inc.	8,994	[a]	444,573
			8,808,595
Health Care Equipment & Services - 8.7%
Acadia Healthcare Co.	6,114	[a]	544,513
Addus HomeCare Corp.	8,844	[a]	975,316
AMN Healthcare Services Inc.	11,336	[a]	1,402,263
AtriCure Inc.	14,704	[a]	669,914

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.1% (continued)
Health Care Equipment & Services - 8.7% (continued)
Axonics Inc.	22,114	[a]	1,514,367
Certara Inc.	54,564	[a]	926,496
Cross Country Healthcare Inc.	12,541	[a]	448,717
Cutera Inc.	5,554	[a,b]	264,259
Doximity Inc., Cl. A	27,068	[a,b]	920,041
Establishment Labs Holdings Inc.	7,019	[a,b]	447,531
Globus Medical Inc., Cl. A	26,405	[a]	1,951,065
Haemonetics Corp.	7,890	[a]	673,096
HealthEquity Inc.	28,292	[a]	1,795,976
HealthStream Inc.	12,386	[a]	314,604
Inari Medical Inc.	12,408	[a]	912,981
Inmode Ltd.	25,989	[a]	997,718
Inspire Medical Systems Inc.	5,620	[a]	1,357,623
Insulet Corp.	1,181	[a]	353,556
Lantheus Holdings Inc.	5,414	[a]	336,101
LeMaitre Vascular Inc.	16,696		782,208
LHC Group Inc.	574	[a]	93,797
Masimo Corp.	5,653	[a]	819,346
Mesa Laboratories Inc.	3,638	[b]	615,440
Neogen Corp.	30,412	[a]	503,623
Omnicell Inc.	18,313	[a]	945,134
Premier Inc., Cl. A	44,467		1,482,974
PROCEPT BioRobotics Corp.	6,697	[a]	287,301
Shockwave Medical Inc.	3,177		805,688
STAAR Surgical Co.	17,533	[a,b]	1,001,310
Tandem Diabetes Care Inc.	12,678	[a]	533,110
The Ensign Group Inc.	9,755		926,725
TransMedics Group Inc.	12,137	[a]	750,917
UFP Technologies Inc.	3,984	[a]	478,279
			26,831,989
Household & Personal Products - 1.2%
e.l.f. Beauty Inc.	10,206	[a]	560,922
Inter Parfums Inc.	12,593		1,199,987
Medifast Inc.	11,843		1,492,810
WD-40 Co.	3,348		560,790
			3,814,509
Insurance - 2.4%
Assured Guaranty Ltd.	768		51,126
Kinsale Capital Group Inc.	16,829		5,186,866
Palomar Holdings Inc.	14,372	[a]	901,699
Reinsurance Group of America Inc.	2,933		423,525
RenaissanceRe Holdings Ltd.	2,338	[b]	441,672

Description	Shares		Value ($)
Common Stocks - 96.1% (continued)
Insurance - 2.4% (continued)
Unum Group	10,024		422,812
			7,427,700
Materials - 2.6%
Aspen Aerogels Inc.	29,432	[a]	354,950
Balchem Corp.	13,873	[a]	1,953,318
Carpenter Technology Corp.	21,528		883,940
Ingevity Corp.	18,502	[a]	1,448,152
Kaiser Aluminum Corp.	3,133		283,223
Livent Corp.	58,394	[a,b]	1,634,448
LSB Industries Inc.	11,830	[a]	182,537
Methanex Corp.	18,946		739,083
Silgan Holdings Inc.	8,262		437,060
			7,916,711
Media & Entertainment - 2.5%
Shutterstock Inc.	17,061		918,223
TechTarget Inc.	34,425	[a]	1,571,846
World Wrestling Entertainment Inc., Cl. A	35,117	[b]	2,805,146
Ziff Davis Inc.	24,376	[a]	2,248,930
			7,544,145
Pharmaceuticals Biotechnology & Life Sciences - 11.9%
ACADIA Pharmaceuticals Inc.	44,773	[a]	697,563
Akero Therapeutics Inc.	9,266	[a]	430,869
Albireo Pharma Inc.	19,005	[a]	419,630
Amicus Therapeutics Inc.	32,406	[a]	392,113
Amylyx Pharmaceuticals Inc.	10,300	[a,b]	395,211
Apellis Pharmaceuticals Inc.	3,677	[a]	183,593
Arcellx Inc.	22,578	[a,b]	450,205
Arcus Biosciences Inc.	2,296	[a]	80,750
argenx SE, ADR	1,515	[a]	602,925
Ascendis Pharma A/S, ADR	8,783	[a,b]	1,080,836
Avid Bioservices Inc.	79,242	[a,b]	1,240,930
Axsome Therapeutics Inc.	3,911	[a]	282,726
Azenta Inc.	14,071	[a]	847,215
Biohaven Ltd.	2,063	[a]	32,637
BioLife Solutions Inc.	28,909	[a,b]	612,004
Bio-Techne Corp.	18,836		1,600,872
Catalyst Pharmaceuticals Inc.	21,823	[a]	365,972
Chinook Therapeutics Inc.	31,024	[a]	702,693
Cogent Biosciences Inc.	24,751	[a]	311,368
CryoPort Inc.	67,080	[a]	1,324,830
Cytokinetics Inc.	8,947	[a]	380,247
Day One Biopharmaceuticals Inc.	12,555	[a,b]	266,543

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.1% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 11.9% (continued)
DICE Therapeutics Inc.	8,655	[a]	301,281
Fate Therapeutics Inc.	9,067	[a]	188,775
Gossamer Bio Inc.	765	[a]	6,548
Halozyme Therapeutics Inc.	64,992	[a]	3,721,441
Harmony Biosciences Holdings Inc.	7,135	[a]	426,459
Inhibrx Inc.	9,911	[a,b]	297,132
Insmed Inc.	10,737	[a]	198,527
Intra-Cellular Therapies Inc.	7,653	[a]	414,946
Iovance Biotherapeutics Inc.	62,319	[a]	398,842
IVERIC bio Inc.	16,028	[a]	378,581
Karuna Therapeutics Inc.	4,377	[a]	1,029,952
Kiniksa Pharmaceuticals Ltd., CI. A	27,562	[a]	463,868
Krystal Biotech Inc.	11,426	[a,b]	888,258
Legend Biotech Corp., ADR	5,742	[a]	295,770
Ligand Pharmaceuticals Inc.	12,063	[a]	879,393
Medpace Holdings Inc.	13,222	[a]	2,775,166
Neurocrine Biosciences Inc.	11,476	[a]	1,458,141
OmniAb Inc.	64,429	[a]	228,079
Optinose Inc.	26,762	[a]	47,369
Pacira Biosciences Inc.	16,569	[a]	799,454
Pliant Therapeutics Inc.	13,983	[a]	257,008
Prestige Consumer Healthcare Inc.	34,647	[a]	2,129,405
Prometheus Biosciences Inc.	9,780	[a]	402,055
Prothena Corp. PLC	7,362	[a]	460,199
Provention Bio Inc.	40,265	[a,b]	363,996
PTC Therapeutics Inc.	23,305	[a]	966,924
Puma Biotechnology Inc.	11,411	[a]	51,578
Repligen Corp.	1,752	[a]	313,328
Revance Therapeutics Inc.	44,931	[a]	975,452
Rhythm Pharmaceuticals Inc.	13,884	[a]	371,675
Sarepta Therapeutics Inc.	2,545	[a]	312,551
SpringWorks Therapeutics Inc.	8,294	[a]	200,549
Supernus Pharmaceuticals Inc.	22,880	[a]	840,154
Vaxcyte Inc.	11,147	[a]	513,431
Ventyx Biosciences Inc.	10,112	[a]	293,147
			36,351,166
Real Estate - .7%
Retail Opportunity Investments Corp.	46,821	[c]	714,020
Tanger Factory Outlet Centers Inc.	34,855	[c]	677,930
Terreno Realty Corp.	12,936	[c]	758,567
			2,150,517

Description	Shares		Value ($)
Common Stocks - 96.1% (continued)
Retailing - 2.7%
Academy Sports & Outdoors Inc.	12,278		619,794
American Eagle Outfitters Inc.	53,429	[a,b]	845,246
Boot Barn Holdings Inc.	3,539	[a]	238,352
Dick's Sporting Goods Inc.	4,356	[b]	520,891
Dillard's Inc., Cl. A	1,150	[b]	413,655
Funko Inc., Cl. A	22,889	[a,b]	217,445
Leslie's Inc.	59,974	[a]	875,620
Murphy USA Inc.	1,416		418,867
Ollie's Bargain Outlet Holdings Inc.	27,051	[a]	1,647,406
Overstock.com Inc.	24,173	[a]	643,485
Pool Corp.	2,217		730,302
Signet Jewelers Ltd.	5,334	[b]	346,710
Sleep Number Corp.	8,635	[a]	252,574
Urban Outfitters Inc.	14,746	[a]	426,749
			8,197,096
Semiconductors & Semiconductor Equipment - 3.1%
Aehr Test Systems	14,949	[a,b]	389,720
Allegro MicroSystems Inc.	13,731	[a]	427,583
Amkor Technology Inc.	15,671		439,101
CEVA Inc.	22,767	[a]	618,579
Impinj Inc.	4,076	[a]	519,894
Lattice Semiconductor Corp.	15,959	[a]	1,162,294
Monolithic Power Systems Inc.	1,865		712,355
Onto Innovation Inc.	37,514	[a]	2,999,244
Rambus Inc.	15,302	[a]	587,291
Semtech Corp.	40,754	[a]	1,252,778
Silicon Motion Technology Corp., ADR	5,393		340,298
			9,449,137
Software & Services - 13.7%
A10 Networks Inc.	24,626		460,752
ACI Worldwide Inc.	84,844	[a]	1,773,240
Agilysys Inc.	23,657	[a]	1,570,825
Alarm.com Holdings Inc.	23,866	[a]	1,190,913
Bill.com Holdings Inc.	6,373	[a]	767,437
Blackbaud Inc.	16,681	[a]	988,683
BlackLine Inc.	15,781	[a]	1,068,216
Box Inc., Cl. A	2,405	[a]	66,017
Consensus Cloud Solutions Inc.	7,497	[a]	425,755
CyberArk Software Ltd.	1,175	[a]	175,157
Digital Turbine Inc.	74,888	[a]	1,367,455
DoubleVerify Holdings Inc.	52,089	[a]	1,364,732
Elastic NV	7,816	[a]	478,261
Envestnet Inc.	20,086	[a]	1,185,476

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.1% (continued)
Software & Services - 13.7% (continued)
Euronet Worldwide Inc.	22,752	[a]	2,114,798
Evo Payments Inc., Cl. A	36,235	[a]	1,221,482
ExlService Holdings Inc.	18,275	[a]	3,421,080
Fair Isaac Corp.	4,894	[a]	3,032,910
Five9 Inc.	11,688	[a]	749,318
I3 Verticals Inc., Cl. A	34,491	[a]	906,768
MAXIMUS Inc.	13,075		919,172
Model N Inc.	11,611	[a]	451,436
nCino Inc.	17,356	[a]	453,339
Nutanix Inc., Cl. A	22,112	[a]	624,885
Paycor HCM Inc.	25,780	[a]	745,558
Perficient Inc.	23,851	[a]	1,694,614
Q2 Holdings Inc.	14,440	[a]	392,768
Qualys Inc.	5,590	[a]	689,359
Rackspace Technology Inc.	55,857	[a,b]	272,582
SolarWinds Corp.	7,327	[a]	64,038
Sprout Social Inc., Cl. A	26,519	[a]	1,572,576
SPS Commerce Inc.	8,468	[a]	1,204,658
The Descartes Systems Group Inc.	45,189	[a]	3,138,377
Tyler Technologies Inc.	1,794	[a]	614,876
Verra Mobility Corp.	32,075	[a,b]	508,389
Wix.com Ltd.	6,956	[a]	629,448
WNS Holdings Ltd., ADR	32,159	[a]	2,711,647
Workiva Inc.	11,548	[a]	930,307
			41,947,304
Technology Hardware & Equipment - 5.1%
Arlo Technologies Inc.	108,980	[a]	416,304
Badger Meter Inc.	4,562		528,371
Belden Inc.	17,557		1,412,285
Calix Inc.	37,068	[a]	2,642,947
Cambium Networks Corp.	26,516	[a]	564,526
Clearfield Inc.	11,529	[a,b]	1,517,447
Digi International Inc.	19,026	[a]	808,034
ePlus Inc.	28,717	[a]	1,426,086
Extreme Networks Inc.	28,835	[a]	604,670
Fabrinet	3,260	[a]	434,917
Harmonic Inc.	31,151	[a]	477,856
Ituran Location & Control Ltd.	5,356		125,170
Napco Security Technologies Inc.	11,425	[a]	301,391
Novanta Inc.	12,171	[a]	1,919,975
Plexus Corp.	4,307	[a]	474,718
Radware Ltd.	38,449	[a]	793,203
Sanmina Corp.	10,301	[a]	680,793

Description		Shares		Value ($)
Common Stocks - 96.1% (continued)
Technology Hardware & Equipment - 5.1% (continued)
Super Micro Computer Inc.		6,390	[a]	576,570
				15,705,263
Telecommunication Services - .4%
Iridium Communications Inc.		24,246	[a]	1,287,462
Transportation - 2.1%
Air Transport Services Group Inc.		23,914	[a]	670,549
Allegiant Travel Co.		6,830	[a,b]	564,226
GXO Logistics Inc.		6,274	[a]	294,000
Marten Transport Ltd.		96,416		2,054,625
RXO Inc.		17,079	[a]	324,501
Saia Inc.		3,882	[a]	945,616
TFI International Inc.		9,028		979,989
XPO Logistics Inc.		17,124	[a,b]	661,329
				6,494,835
Utilities - .5%
California Water Service Group		12,144		788,510
Portland General Electric Co.		13,336	[b]	656,531
				1,445,041
Total Common Stocks (cost $221,191,339)				294,822,867

Exchange-Traded Funds - .2%
Registered Investment Companies - .2%
iShares Russell 2000 Growth ETF (cost $572,662)		2,564		588,361
	1-Day Yield (%)
Investment Companies - 3.7%
Registered Investment Companies - 3.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $11,579,924)	3.94	11,579,924	[d]	11,579,924

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $5,138,932)	3.94	5,138,932	[d]	5,138,932
Total Investments (cost $238,482,857)		101.7%		312,130,084
Liabilities, Less Cash and Receivables		(1.7%)		(5,304,396)
Net Assets		100.0%		306,825,688

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At November 30, 2022, the value of the fund’s securities on loan was $19,323,287 and the value of the collateral was $19,666,704, consisting of cash collateral of $5,138,932 and U.S. Government & Agency securities valued at $14,527,772. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	21.8
Health Care	20.6
Industrials	18.4
Consumer Discretionary	10.2
Financials	8.0
Investment Companies	5.6
Consumer Staples	5.3
Energy	5.1
Communication Services	2.9
Materials	2.6
Real Estate	.7
Utilities	.5
101.7

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 5/31/2022	Purchases ($)†	Sales ($)	Value ($) 11/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 3.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 3.7%	14,691,745	152,645,378	(155,757,199)	11,579,924	150,068
Investment of Cash Collateral for Securities Loaned - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.7%	8,481,909	41,984,448	(45,327,425)	5,138,932	89,658	††
Total - 5.4%	23,173,654	194,629,826	(201,084,624)	16,718,856	239,726

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $19,323,287)—Note 1(c):
Unaffiliated issuers	221,764,001	295,411,228
Affiliated issuers	16,718,856	16,718,856
Cash		11,994
Receivable for investment securities sold		2,797,851
Dividends and securities lending income receivable		172,234
Receivable for shares of Common Stock subscribed		78,353
Tax reclaim receivable—Note 1(b)		4,524
Prepaid expenses		36,387
		315,231,427
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		262,192
Liability for securities on loan—Note 1(c)		5,138,932
Payable for shares of Common Stock redeemed		1,627,896
Payable for investment securities purchased		1,301,651
Directors’ fees and expenses payable		6,991
Interest payable—Note 2		892
Other accrued expenses		67,185
		8,405,739
Net Assets ($)		306,825,688
Composition of Net Assets ($):
Paid-in capital		227,925,796
Total distributable earnings (loss)		78,899,892
Net Assets ($)		306,825,688

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,691,500	213,778	11,710,239	293,210,171
Shares Outstanding	77,090	11,471	501,808	12,525,161
Net Asset Value Per Share ($)	21.94	18.64	23.34	23.41

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,945 foreign taxes withheld at source):
Unaffiliated issuers	984,425
Affiliated issuers	150,068
Income from securities lending—Note 1(c)	89,658
Total Income	1,224,151
Expenses:
Management fee—Note 3(a)	1,602,520
Custodian fees—Note 3(c)	46,691
Professional fees	36,494
Registration fees	32,871
Directors’ fees and expenses—Note 3(d)	17,204
Chief Compliance Officer fees—Note 3(c)	15,075
Shareholder servicing costs—Note 3(c)	7,847
Prospectus and shareholders’ reports	4,939
Loan commitment fees—Note 2	3,027
Interest expense—Note 2	892
Distribution fees—Note 3(b)	801
Miscellaneous	24,705
Total Expenses	1,793,066
Less—reduction in expenses due to undertaking—Note 3(a)	(33,531)
Less—reduction in fees due to earnings credits—Note 3(c)	(145)
Net Expenses	1,759,390
Net Investment (Loss)	(535,239)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(7,783,156)
Net change in unrealized appreciation (depreciation) on investments	3,095,947
Net Realized and Unrealized Gain (Loss) on Investments	(4,687,209)
Net (Decrease) in Net Assets Resulting from Operations	(5,222,448)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Operations ($):
Net investment (loss)	(535,239)	(2,579,715)
Net realized gain (loss) on investments	(7,783,156)	40,696,884
Net change in unrealized appreciation (depreciation) on investments	3,095,947	(162,171,451)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,222,448)	(124,054,282)
Distributions ($):
Distributions to shareholders:
Class A	-	(332,673)
Class C	-	(70,262)
Class I	-	(3,161,020)
Class Y	-	(112,382,784)
Total Distributions	-	(115,946,739)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	278,731	314,626
Class C	-	100,100
Class I	3,262,912	14,107,360
Class Y	13,961,191	54,228,948
Distributions reinvested:
Class A	-	332,673
Class C	-	68,374
Class I	-	2,456,946
Class Y	-	50,024,995
Cost of shares redeemed:
Class A	(155,191)	(331,163)
Class C	(16,756)	(78,344)
Class I	(4,941,761)	(14,099,945)
Class Y	(121,927,735)	(193,744,784)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(109,538,609)	(86,620,214)
Total Increase (Decrease) in Net Assets	(114,761,057)	(326,621,235)
Net Assets ($):
Beginning of Period	421,586,745	748,207,980
End of Period	306,825,688	421,586,745

	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	12,738	11,465
Shares issued for distributions reinvested	-	12,132
Shares redeemed	(7,254)	(12,041)
Net Increase (Decrease) in Shares Outstanding	5,484	11,556
Class Cb
Shares sold	-	3,072
Shares issued for distributions reinvested	-	2,915
Shares redeemed	(881)	(3,628)
Net Increase (Decrease) in Shares Outstanding	(881)	2,359
Class Ia
Shares sold	142,715	445,197
Shares issued for distributions reinvested	-	84,460
Shares redeemed	(219,442)	(469,657)
Net Increase (Decrease) in Shares Outstanding	(76,727)	60,000
Class Ya
Shares sold	626,645	1,735,389
Shares issued for distributions reinvested	-	1,715,534
Shares redeemed	(5,377,451)	(6,994,218)
Net Increase (Decrease) in Shares Outstanding	(4,750,806)	(3,543,295)

[a]

During the period ended November 30, 2022, 140,552 Class Y shares representing $3,224,201 were exchanged for 140,971 Class I shares. During the period ended May 31, 2022, 414,308 Class Y shares representing $13,133,764 were exchanged for 415,311 Class I shares, 1,331 Class A shares representing $28,076 were exchanged for 1,253 Class I shares and 1,696 Class Y shares representing $48,480 were exchanged for 1,804 Class A shares.

[b]	During the period ended May 31, 2022, 194 Class C shares representing $5,247 were automatically converted to 169 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2022		Year Ended May 31,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	22.07	33.26	23.63	23.18	28.94	24.54
Investment Operations:
Net investment (loss)[a]	(.07)	(.21)	(.25)	(.16)	(.18)	(.15)
Net realized and unrealized gain (loss) on investments	(.06)	(5.45)	12.38	1.87	(1.28)	6.36
Total from Investment Operations	(.13)	(5.66)	12.13	1.71	(1.46)	6.21
Distributions:
Dividends from net realized gain on investments	-	(5.53)	(2.50)	(1.26)	(4.30)	(1.81)
Net asset value, end of period	21.94	22.07	33.26	23.63	23.18	28.94
Total Return (%)[b]	(.55)[c]	(20.28)	52.22	7.19	(3.11)	26.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.43[d]	1.35	1.37	1.39	1.40	1.29
Ratio of net expenses to average net assets	1.30[d]	1.30	1.30	1.30	1.30	1.28
Ratio of net investment (loss) to average net assets	(.62)[d]	(.72)	(.82)	(.68)	(.68)	(.56)
Portfolio Turnover Rate	45.98[c]	98.16	112.92	105.26	101.14	95.50
Net Assets, end of period ($ x 1,000)	1,692	1,581	1,998	1,326	1,630	2,090

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2022		Year Ended May 31,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	18.82	29.38	21.24	21.10	26.95	23.13
Investment Operations:
Net investment (loss)[a]	(.12)	(.37)	(.40)	(.31)	(.35)	(.33)
Net realized and unrealized gain (loss) on investments	(.06)	(4.66)	11.04	1.71	(1.20)	5.96
Total from Investment Operations	(.18)	(5.03)	10.64	1.40	(1.55)	5.63
Distributions:
Dividends from net realized gain on investments	-	(5.53)	(2.50)	(1.26)	(4.30)	(1.81)
Net asset value, end of period	18.64	18.82	29.38	21.24	21.10	26.95
Total Return (%)[b]	(.96)[c]	(20.84)	50.99	6.41	(3.71)	25.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.31[d]	2.22	2.31	2.16	2.33	2.23
Ratio of net expenses to average net assets	2.05[d]	2.05	2.05	2.05	2.05	2.05
Ratio of net investment (loss) to average net assets	(1.36)[d]	(1.47)	(1.56)	(1.43)	(1.43)	(1.37)
Portfolio Turnover Rate	45.98[c]	98.16	112.92	105.26	101.14	95.50
Net Assets, end of period ($ x 1,000)	214	232	294	460	479	587

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2022		Year Ended May 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	23.45	34.89	24.63	24.05	29.76	25.12
Investment Operations:
Net investment (loss)[a]	(.04)	(.13)	(.16)	(.09)	(.10)	(.07)
Net realized and unrealized gain (loss) on investments	(.07)	(5.78)	12.92	1.93	(1.31)	6.52
Total from Investment Operations	(.11)	(5.91)	12.76	1.84	(1.41)	6.45
Distributions:
Dividends from net realized gain on investments	-	(5.53)	(2.50)	(1.26)	(4.30)	(1.81)
Net asset value, end of period	23.34	23.45	34.89	24.63	24.05	29.76
Total Return (%)	(.47)[b]	(20.01)	52.63	7.52	(2.88)	26.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05[c]	.99	1.00	1.01	.98	.99
Ratio of net expenses to average net assets	1.05[c]	.99	1.00	1.01	.98	.98
Ratio of net investment (loss) to average net assets	(.36)[c]	(.41)	(.52)	(.37)	(.35)	(.26)
Portfolio Turnover Rate	45.98[b]	98.16	112.92	105.26	101.14	95.50
Net Assets, end of period ($ x 1,000)	11,710	13,564	18,091	8,826	12,949	16,532

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2022		Year Ended May 31,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	23.51	34.96	24.66	24.07	29.77	25.12
Investment Operations:
Net investment (loss)[a]	(.03)	(.12)	(.15)	(.08)	(.09)	(.06)
Net realized and unrealized gain (loss) on investments	(.07)	(5.80)	12.95	1.93	(1.31)	6.52
Total from Investment Operations	(.10)	(5.92)	12.80	1.85	(1.40)	6.46
Distributions:
Dividends from net realized gain on investments	-	(5.53)	(2.50)	(1.26)	(4.30)	(1.81)
Net asset value, end of period	23.41	23.51	34.96	24.66	24.07	29.77
Total Return (%)	(.38)[b]	(20.00)	52.73	7.56	(2.84)	26.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00[c]	.96	.96	.97	.95	.95
Ratio of net expenses to average net assets	.98[c]	.96	.96	.97	.95	.94
Ratio of net investment (loss) to average net assets	(.30)[c]	(.38)	(.48)	(.34)	(.34)	(.21)
Portfolio Turnover Rate	45.98[b]	98.16	112.92	105.26	101.14	95.50
Net Assets, end of period ($ x 1,000)	293,210	406,209	727,826	462,795	519,312	798,000

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Select Managers Small Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser and the fund’s portfolio allocation manager. Geneva Capital Management LLC (“Geneva”), Nicholas Investment Partners, L.P. (“Nicholas”), EAM Investors, LLC (“EAM”), Granite Investment Partners, LLC (“Granite”), Rice Hall James & Associates, LLC (“Rice Hall”) and Redwood Investments, LLC (“Redwood”), serve as the fund’s sub-advisers (collectively the “Sub-Advisers”), each managing an allocated portion of the fund’s portfolio.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 425 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC.

Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	294,822,867	-	-	294,822,867
Exchange-Traded Funds	588,361	-	-	588,361
Investment Companies	16,718,856	-	-	16,718,856

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of November 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2022, BNY Mellon earned $12,219 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2022, the fund did not incur any interest or penalties.

Each tax year for the three-year period ended May 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2022 was as follows: ordinary income $50,342,193 and long-term capital gains $65,604,546. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2022 was approximately $81,967 with a related weighted average annualized interest rate of 2.17%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from June 1, 2022 through September 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of Class A, C, I and Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and .98% of the value of the respective class’ average daily net assets. On or after September 30, 2023, the Adviser may terminate these expense limitations at any time. The reduction in expenses, pursuant to the undertaking, amounted to $33,531 during the period ended November 30, 2022.

Pursuant to separate sub-investment advisory agreements between the Adviser and the Sub-Advisers, each serves as the fund’s sub-adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each sub-adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended November 30, 2022, the Distributor retained $26 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended November 30, 2022, Class C shares were charged $801 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2022, Class A and Class C shares were charged $2,030 and $267, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2022, the fund was charged $3,032 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $145.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2022, the fund was charged $46,691 pursuant to the custody agreement.

During the period ended November 30, 2022, the fund was charged $15,075 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $232,386, Distribution Plan fees of $129, Shareholder Services Plan fees of $378, Custodian fees of $33,600, Chief Compliance Officer fees of $5,443 and Transfer Agent fees of $1,539, which are offset against an expense reimbursement currently in effect in the amount of 11,283.

(d) Each Board Member also serves as a Board Member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2022, amounted to $157,428,688 and $265,814,210, respectively.

At November 30, 2022, accumulated net unrealized appreciation on investments was $73,647,227, consisting of $88,053,250 gross unrealized appreciation and $14,406,023 gross unrealized depreciation.

At November 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on October 31-November 1, 2022, the Board considered the renewal of (a) the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment management and administrative services and is responsible for evaluating and recommending sub-advisers to provide the fund with day-to-day portfolio management services, recommending the percentage of fund assets to be allocated to each sub-adviser, monitoring and evaluating the performance of the sub-advisers, and recommending whether a sub-adviser should be terminated and (b) the separate Sub-Investment Advisory Agreements (together with the Management Agreement, the “Agreements”) between the Adviser and each of EAM Investors, LLC, Geneva Capital Management LLC, Granite Investment Partners, LLC, Nicholas Investment Partners, L.P., Redwood Investments, LLC, and Rice Hall James & Associates, LLC (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”), pursuant to which each Sub-Adviser serves as a sub-investment adviser and provides day-to-day management of the fund’s investments with respect to the portion of the fund’s assets allocated to the Sub-Adviser. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Advisers. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory, evaluation and other responsibilities in respect of the Sub-Advisers. As part of its review, the Board considered information regarding the process by which the Adviser selected and recommended the Sub-

Advisers for Board approval. The Board considered each Sub-Adviser’s specific responsibilities in the day-to-day management of the portion of the fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the segment of the fund’s assets managed by the respective Sub-Adviser, and other key personnel at the Sub-Adviser. The Board specifically took into account each Sub-Adviser’s investment process and capabilities, evaluating how the Sub-Adviser complemented each of the other Sub-Advisers to the fund, noting the Adviser’s favorable assessment of the nature and quality of the sub-advisory services provided to the fund by the Sub-Advisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional small-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap growth funds (the “Performance Universe”), all for various periods ended September 30, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional small-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe. The Board also reviewed performance information provided by the Adviser with respect to each Sub-Adviser for various periods ended September 30, 2022.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected, noting that the funds included in the Performance Group and the Performance Universe were not limited to funds that engage multiple sub-advisers like the fund. The Board also considered the fund’s performance in light of overall market conditions. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and was above the Performance Universe median for all periods, except the four- and ten-year periods when the fund’s total return performance was below the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown. With respect to the performance of each Sub-Adviser, the Board noted that, depending on the period under review, some

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Sub-Advisers outperformed, while others underperformed, the fund’s benchmark index and/or the median performance of the funds in the Performance Group and Performance Universe. The Board discussed with representatives of the Adviser the portfolio management strategies of the fund’s Sub-Advisers, and noted that the Sub-Advisers’ strategies continued to complement each other and were applied consistently.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Advisers, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. It was noted that, as in the case of the funds included in the Performance Group and the Performance Universe, the funds included in the Expense Group and the Expense Universe were not limited to funds that engage multiple sub-advisers like the fund.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and slightly higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until September 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of Class A, Class C, Class I and Class Y shares of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05%, and .98% of the fund’s average daily net assets, respectively.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by the one fund advised by the Adviser that is in the same Lipper category as the fund (the “Similar Fund”), and explained the nature of the Similar Fund. They discussed differences in fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fees payable to the Sub-Advisers in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Advisers and the Adviser. The Board also took into consideration that the Sub-Advisers’ fees are paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Advisers, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Advisers pursuant to the respective Sub-Investment Advisory Agreements, the Board did not consider any Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and each Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers are adequate and appropriate.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board generally was satisfied with the fund’s overall performance and with the manner in which the Adviser monitors and evaluates the performance of each Sub-Adviser.

• The Board concluded that the fees paid to the Adviser and the Sub-Advisers continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Advisers, of the Adviser and the Sub-Advisers and the services provided to the fund by the Adviser and the Sub-Advisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board also noted that the Adviser continued to believe that the Sub-Advisers complemented each other’s specific style of investing and that the Adviser recommended that the Board approve each Sub-Investment Advisory Agreement. The Board determined to renew the Agreements.

This page intentionally left blank.

For More Information

BNY Mellon Select Managers Small Cap Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Advisers

Geneva Capital
Management LLC

411 E Wisconsin Avenue,

Suite 2320

Milwaukee, WI 53202

Nicholas Investment Partners, L.P.

6451 El Sicomoro
Rancho Santa Fe, CA 92067

EAM Investors, LLC

215 Highway 101, Suite 216
Solana Beach, CA 92075

Granite Investment Partners, LLC

2121 Rosecrans Avenue, Suite 2360

El Segundo, CA 90245

Rice Hall James & Associates

600 West Broadway, Suite 1000

San Diego, CA 92101

Redwood Investments, LLC

One Gateway Center, Suite 802

Newton, MA 02458

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DSGAX Class C: DSGCX Class I: DSGIX Class Y: DSGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6289SA1122

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: January 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: January 21, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: January 20, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)